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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 18, 2016, in the Registration Statement (Form S-1) and related Prospectus of Syros Pharmaceuticals, Inc. dated June 3, 2016.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 3, 2016

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm